UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 18, 2014

DEALERTRACK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	2
Item 7.01 Regulation FD Disclosure.	3
Item 9.01. Financial Statements and Exhibits	4

EXHIBIT INDEX	6
EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014
EX-10.1: MAJOR SHAREHOLDER UNDERTAKINGS EX-10.2: OTHER MAJOR SHAREHOLDER UNDERTAKING EX-10.3: FORM OF DIRECTOR UNDERTAKINGS
EX-99.1: PRESS RELEASE
EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

Item 1.01 Entry into a Material Definitive Agreement.

Rule 2.7 Announcement.

On December 18, 2014, Dealertrack Technologies, Inc. (“Dealertrack”), issued an announcement pursuant to Rule 2.7 of the United Kingdom (UK) City Code on Takeovers and Mergers (the “City Code”) (the “Rule 2.7 Announcement”). The Rule 2.7 Announcement disclosed that the boards of directors of the Company and incadea plc, a company incorporated in Jersey, Channel Islands (“incadea”) had agreed on the terms of a recommended cash offer by Dealertrack (the “Offer”) to acquire the entire issued and outstanding ordinary share capital of incadea (the “Acquisition”) at a price of 190 pence in cash per ordinary share of incadea (“Shares”). The Rule 2.7 Announcement also disclosed incadea’s board of directors’ intention to unanimously recommend that incadea shareholders accept the Offer. The consideration for the Offer represents, on a fully diluted basis, a value of approximately £121.6 million in aggregate.

It is intended that the Offer will be effected by means of a Takeover Offer within the meaning of Article 116 of the Companies (Jersey) Law 1991 (as amended) (the “Companies Law”). Dealertrack reserves the right, subject to the consent of the UK Panel on Takeovers and Mergers, to effect the acquisition by way of a scheme of arrangement under Article 125 of the Companies Law.

Dealertrack intends to fund the Offer with cash on hand. Subject to the satisfaction or waiver of all relevant conditions, the transaction is expected to close in the first quarter of 2015.

The foregoing description of the Rule 2.7 Announcement and the transactions contemplated thereby is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Rule 2.7 Announcement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

The Rule 2.7 Announcement has been provided solely to inform investors of its terms. The terms, provisions and covenants contained therein were made only for the purposes of the Offer and as of specific dates, were made solely for the benefit of the parties to the Offer and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such terms, provisions and covenants may have been qualified by certain disclosures not reflected in the text of the Rule 2.7 Announcement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors, in Dealertrack. Dealertrack’s shareholders and other investors are not third-party beneficiaries under the Rule 2.7 Announcement and should not rely on the terms, provisions and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Dealertrack or incadea or any of their respective subsidiaries or affiliates.

References to “GBP” are to the British pound. This Current Report on Form 8-K contains translations of certain British pound amounts into U.S. dollars at the rate specified below solely for your convenience. These translations should not be construed as representations that the British pound amounts actually represent such U.S. dollar amounts or that they could be converted into U.S. dollars at the rate indicated. U.S. dollar equivalents for “GBP” amounts are calculated based on an exchange rate of 0.6420 U.S. dollars per “GBP” as of December 17, 2014.

Deeds of Irrevocable Undertaking

On December 17, 2014, Danbury Enterprises Limited, Kikero Enterprises Limited, Treadstone Holdings Limited and Delanglade Holdings Limited (together, the “Major Shareholders”) delivered to Dealertrack a deed of irrevocable undertaking (the “Major Shareholder Undertakings”) under which each Major Shareholder agrees to accept the Offer and tender its Shares into the Offer. The Major Shareholder Undertakings represent an aggregate of 31,563,811 incadea Shares, or approximately 50.62% of incadea’s outstanding Shares as of December 17, 2014. The Major Shareholders Undertakings would prevent the Major Shareholders from, among other things, accepting any other takeover offer for incadea or from voting in favor of any proposal that would frustrate or impede the Acquisition. The Major Shareholder Undertakings will remain in full force and effect regardless of any competing offer for incadea.

On December 17, 2014, Portage Services Limited (together, the “Other Major Shareholder”) delivered to Dealertrack a deed of irrevocable undertaking (the “Other Major Shareholder Undertakings”) under which the Other Major Shareholder agrees to accept the Offer and tender its Shares into the Offer. The Other Major Shareholder Undertaking represents an aggregate of 3,274,509 incadea Shares, or approximately 5.25% of incadea’s outstanding Shares as of December 17, 2014. The Other Major Shareholders Undertaking would prevent the Other Major Shareholder from, among other things, accepting any other takeover offer for incadea or from voting in favor of any proposal that would frustrate or impede the Acquisition. The Other Major Shareholder Undertaking will remain in full force and effect regardless of any competing offer for incadea.

On December 17, 2014, David Cotterell, Philip Lawler and Pantelis Papageorgiou, being directors of incadea (other than Niokolaos Vardinoyannis) who hold interests in incadea shares, delivered a deed of irrevocable undertaking (the “Director Undertakings”) under which each such shareholder director agrees to accept the Offer. The Director Undertakings represent an aggregate of 156,963 incadea shares, or approximately 0.25% of incadea’s outstanding shares as of December 17, 2014. The Director Undertakings would prevent the shareholder directors who signed such Director Undertakings from among other things, accepting any other takeover offer for incadea or from voting in favor of any proposal that would frustrate or impede the Acquisition. The Director Undertakings will remain in full force and effect regardless of any competing offer for incadea.

In the aggregate, the Major Shareholder Undertakings, the Other Major Shareholder Undertaking and the Director Undertakings represent a total of 34,995,283 incadea Shares, or approximately 56.1% of incadea’s outstanding Shares as of December 17, 2014.

The foregoing description of each of the Major Shareholder Undertakings, the Other Major Shareholder Undertaking and the Director Undertakings is only a summary thereof, does not purport to be complete, and is qualified in its entirety by reference to the Major Shareholder Undertakings, the Other Major Shareholder Undertaking and the form of Director Undertakings, respectively, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and each of which is incorporated herein by reference.

Certain Funds Undertaking

In connection with the Offer, on December 18, 2014 Dealertrack entered into a letter agreement (the “Certain Funds Undertaking”) with Evercore Partners International LLP, Dealertrack’s financial advisor (“Evercore”), to provide Evercore with certain assurances, confirmations and undertakings in support of the Offer, to enable Evercore to confirm that sufficient cash resources are available to Dealertrack to satisfy in full the Offer consideration, and to permit Evercore to fulfill its responsibilities under the City Code. Dealertrack’s responsibilities under the Certain Funds Undertaking include effectively restricting the use of the funds required to satisfy the sterling amount of the consideration payable under the Offer until the earlier of the Offer being completed, lapsing or being withdrawn.

The foregoing description of the Certain Funds Undertaking is only a summary thereof, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Rule 2.7 Announcement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 18, 2014, Dealertrack issued a press release relating to the Offer. A copy of the press release is attached hereto as Exhibit 99.1.

On December 18, 2014, Dealertrack also presented an investor presentation concerning the Acquisition (the “Investor Presentation”). The Investor Presentation is attached as Exhibit 99.2 to this report and is incorporated herein by reference. Dealertrack undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Dealertrack under the Securities Act of 1933, as amended, or the Exchange Act.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding Dealertrack, the Acquisition, the Offer, and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements include the intention of Dealertrack to fund the Offer with cash on hand and the expected timing for closing the Acquisition and involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such factors include the possibility that conditions to the Offer are not satisfied, including the possibility that incadea’s shareholders may not accept the Offer and other risks listed in Dealertrack’s reports filed with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K. These filings can be found on Dealertrack’s website at www.dealertrack.com and the SEC’s website at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and Dealertrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute or form part of an offer or invitation to purchase or otherwise acquire any securities or the solicitation of any vote or approval in any jurisdiction, pursuant to the Offer or otherwise in contravention of applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014
10.1 10.2 10.3	EX-10.1: MAJOR SHAREHOLDER UNDERTAKINGS EX-10.2: OTHER MAJOR SHAREHOLDER UNDERTAKING EX-10.3: FORM OF DIRECTOR UNDERTAKINGS
99.1	EX-99.1: PRESS RELEASE
99.2	EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2014

Dealertrack Technologies, Inc.
By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	EX-2.1: RULE 2.7 ANNOUNCEMENT, DATED DECEMBER 18, 2014
10.1 10.2 10.3	EX-10.1: MAJOR SHAREHOLDER UNDERTAKINGS EX-10.2: OTHER MAJOR SHAREHOLDER UNDERTAKING EX-10.3: FORM OF DIRECTOR UNDERTAKINGS
99.1	EX-99.1: PRESS RELEASE
99.2	EX-99.2: REGISTRANT’S INVESTOR PRESENTATION

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